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        Exhibit 24

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:

        That the undersigned hereby irrevocably constitutes and appoints Rhys J. Best, Charles J. Keszler and Robert F. Spears, or any of them, as the true and lawful agents and attorneys-in-fact of the undersigned (the "Attorneys-in-Fact"), each with full power to appoint a substitute or substitutes to act hereunder, to execute and deliver for and on behalf of the undersigned the Annual Report of Lone Star Technologies, Inc. on Form 10-K (including any amendments thereto) to be filed with the Securities and Exchange Commission pursuant to the Securities Exchange Act of 1934 for the fiscal year ended December 31, 2002. The undersigned hereby ratifies and confirms all that the Attorneys-in-Fact, or any substitute or substitutes, may do by virtue of this Power of Attorney.

        IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney at Dallas, Texas on this 20th day of March, 2003.

/s/ Frederick B. Hegi, Jr. Frederick B. Hegi, Jr.
STATE OF TEXAS	§
§
COUNTY OF DALLAS	§

        BEFORE ME, Sharon E. Goodrich, a Notary Public in and for the State of Texas, on this day did personally appear Frederick B. Hegi, Jr., known to me to be the person whose name is subscribed to the foregoing Power of Attorney, and acknowledged to me that he executed such Power of Attorney for the purposes and consideration therein expressed.

        GIVEN UNDER MY HAND AND SEAL OF OFFICE, this 20th day of March, 2003.

/s/ Sharon E. Goodrich Notary Public, State of Texas

My Commission Expires: 9/14/06

        Exhibit 24

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:

        That the undersigned hereby irrevocably constitutes and appoints Rhys J. Best, Charles J. Keszler and Robert F. Spears, or any of them, as the true and lawful agents and attorneys-in-fact of the undersigned (the "Attorneys-in-Fact"), each with full power to appoint a substitute or substitutes to act hereunder, to execute and deliver for and on behalf of the undersigned the Annual Report of Lone Star Technologies, Inc. on Form 10-K (including any amendments thereto) to be filed with the Securities and Exchange Commission pursuant to the Securities Exchange Act of 1934 for the fiscal year ended December 31, 2002. The undersigned hereby ratifies and confirms all that the Attorneys-in-Fact, or any substitute or substitutes, may do by virtue of this Power of Attorney.

        IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney at Dallas, Texas on this 20th day of March, 2003.

/s/ Robert L. Keiser Robert L. Keiser
STATE OF TEXAS	§
§
COUNTY OF DALLAS	§

        BEFORE ME, Sharon E. Goodrich, a Notary Public in and for the State of Texas, on this day did personally appear Robert L. Keiser, known to me to be the person whose name is subscribed to the foregoing Power of Attorney, and acknowledged to me that he executed such Power of Attorney for the purposes and consideration therein expressed.

        GIVEN UNDER MY HAND AND SEAL OF OFFICE, this 20th day of March, 2003.

/s/ Sharon E. Goodrich Notary Public, State of Texas

My Commission Expires: 9/14/06

        Exhibit 24

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:

        That the undersigned hereby irrevocably constitutes and appoints Rhys J. Best, Charles J. Keszler and Robert F. Spears, or any of them, as the true and lawful agents and attorneys-in-fact of the undersigned (the "Attorneys-in-Fact"), each with full power to appoint a substitute or substitutes to act hereunder, to execute and deliver for and on behalf of the undersigned the Annual Report of Lone Star Technologies, Inc. on Form 10-K (including any amendments thereto) to be filed with the Securities and Exchange Commission pursuant to the Securities Exchange Act of 1934 for the fiscal year ended December 31, 2002. The undersigned hereby ratifies and confirms all that the Attorneys-in-Fact, or any substitute or substitutes, may do by virtue of this Power of Attorney.

        IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney at Dallas, Texas on this 20th day of March, 2003.

/s/ Robert Kelley Robert Kelley
STATE OF TEXAS	§
§
COUNTY OF DALLAS	§

        BEFORE ME, Sharon E. Goodrich, a Notary Public in and for the State of Texas, on this day did personally appear Robert Kelley, known to me to be the person whose name is subscribed to the foregoing Power of Attorney, and acknowledged to me that he executed such Power of Attorney for the purposes and consideration therein expressed.

        GIVEN UNDER MY HAND AND SEAL OF OFFICE, this 20th day of March, 2003.

/s/ Sharon E. Goodrich Notary Public, State of Texas

My Commission Expires: 9/14/06

        Exhibit 24

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:

        That the undersigned hereby irrevocably constitutes and appoints Rhys J. Best, Charles J. Keszler and Robert F. Spears, or any of them, as the true and lawful agents and attorneys-in-fact of the undersigned (the "Attorneys-in-Fact"), each with full power to appoint a substitute or substitutes to act hereunder, to execute and deliver for and on behalf of the undersigned the Annual Report of Lone Star Technologies, Inc. on Form 10-K (including any amendments thereto) to be filed with the Securities and Exchange Commission pursuant to the Securities Exchange Act of 1934 for the fiscal year ended December 31, 2002. The undersigned hereby ratifies and confirms all that the Attorneys-in-Fact, or any substitute or substitutes, may do by virtue of this Power of Attorney.

        IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney at Dallas, Texas on this 20th day of March, 2003.

/s/ M. Joseph McHugh M. Joseph McHugh
STATE OF TEXAS	§
§
COUNTY OF DALLAS	§

        BEFORE ME, Sharon E. Goodrich, a Notary Public in and for the State of Texas, on this day did personally appear M. Joseph McHugh, known to me to be the person whose name is subscribed to the foregoing Power of Attorney, and acknowledged to me that he executed such Power of Attorney for the purposes and consideration therein expressed.

        GIVEN UNDER MY HAND AND SEAL OF OFFICE, this 20th day of March, 2003.

/s/ Sharon E. Goodrich Notary Public, State of Texas

My Commission Expires: 9/14/06

        Exhibit 24

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:

        That the undersigned hereby irrevocably constitutes and appoints Rhys J. Best, Charles J. Keszler and Robert F. Spears, or any of them, as the true and lawful agents and attorneys-in-fact of the undersigned (the "Attorneys-in-Fact"), each with full power to appoint a substitute or substitutes to act hereunder, to execute and deliver for and on behalf of the undersigned the Annual Report of Lone Star Technologies, Inc. on Form 10-K (including any amendments thereto) to be filed with the Securities and Exchange Commission pursuant to the Securities Exchange Act of 1934 for the fiscal year ended December 31, 2002. The undersigned hereby ratifies and confirms all that the Attorneys-in-Fact, or any substitute or substitutes, may do by virtue of this Power of Attorney.

        IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney at Dallas, Texas on this 20th day of March, 2003.

/s/ Thomas M. Mercer, Jr. Thomas M. Mercer, Jr.
STATE OF TEXAS	§
§
COUNTY OF DALLAS	§

        BEFORE ME, Sharon E. Goodrich, a Notary Public in and for the State of Texas, on this day did personally appear Thomas M. Mercer, Jr., known to me to be the person whose name is subscribed to the foregoing Power of Attorney, and acknowledged to me that he executed such Power of Attorney for the purposes and consideration therein expressed.

        GIVEN UNDER MY HAND AND SEAL OF OFFICE, this 20th day of March, 2003.

/s/ Sharon E. Goodrich Notary Public, State of Texas

My Commission Expires: 9/14/06

        Exhibit 24

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:

        That the undersigned hereby irrevocably constitutes and appoints Rhys J. Best, Charles J. Keszler and Robert F. Spears, or any of them, as the true and lawful agents and attorneys-in-fact of the undersigned (the "Attorneys-in-Fact"), each with full power to appoint a substitute or substitutes to act hereunder, to execute and deliver for and on behalf of the undersigned the Annual Report of Lone Star Technologies, Inc. on Form 10-K (including any amendments thereto) to be filed with the Securities and Exchange Commission pursuant to the Securities Exchange Act of 1934 for the fiscal year ended December 31, 2002. The undersigned hereby ratifies and confirms all that the Attorneys-in-Fact, or any substitute or substitutes, may do by virtue of this Power of Attorney.

        IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney at Dallas, Texas on this 20th day of March, 2003.

/s/ Alfred M. Micallef Alfred M. Micallef
STATE OF TEXAS	§
§
COUNTY OF DALLAS	§

        BEFORE ME, Sharon E. Goodrich, a Notary Public in and for the State of Texas, on this day did personally appear Alfred M. Micallef, known to me to be the person whose name is subscribed to the foregoing Power of Attorney, and acknowledged to me that he executed such Power of Attorney for the purposes and consideration therein expressed.

        GIVEN UNDER MY HAND AND SEAL OF OFFICE, this 20th day of March, 2003.

/s/ Sharon E. Goodrich Notary Public, State of Texas

My Commission Expires: 9/14/06

        Exhibit 24

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:

        That the undersigned hereby irrevocably constitutes and appoints Rhys J. Best, Charles J. Keszler and Robert F. Spears, or any of them, as the true and lawful agents and attorneys-in-fact of the undersigned (the "Attorneys-in-Fact"), each with full power to appoint a substitute or substitutes to act hereunder, to execute and deliver for and on behalf of the undersigned the Annual Report of Lone Star Technologies, Inc. on Form 10-K (including any amendments thereto) to be filed with the Securities and Exchange Commission pursuant to the Securities Exchange Act of 1934 for the fiscal year ended December 31, 2002. The undersigned hereby ratifies and confirms all that the Attorneys-in-Fact, or any substitute or substitutes, may do by virtue of this Power of Attorney.

        IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney at Dallas, Texas on this 20th day of March, 2003.

/s/ Jerry E. Ryan Jerry E. Ryan
STATE OF TEXAS	§
§
COUNTY OF DALLAS	§

        BEFORE ME, Sharon E. Goodrich, a Notary Public in and for the State of Texas, on this day did personally appear Jerry E. Ryan, known to me to be the person whose name is subscribed to the foregoing Power of Attorney, and acknowledged to me that he executed such Power of Attorney for the purposes and consideration therein expressed.

        GIVEN UNDER MY HAND AND SEAL OF OFFICE, this 20th day of March, 2003.

/s/ Sharon E. Goodrich Notary Public, State of Texas My Commission Expires: 9/14/06

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Exhibit 24